MERRILL LYNCH
REAL ESTATE
FUND, INC.



FUND LOGO




Quarterly Report

August 31, 1999





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.









Merrill Lynch
Real Estate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH REAL ESTATE FUND, INC.


DEAR SHAREHOLDER

Real estate-related securities experienced difficulties during the three months ended August 31, 1999, and Merrill Lynch Real Estate Fund, Inc. was no different. The Fund's Class A, Class B, Class C and Class D Shares had total returns of -7.14%, -7.40%, -7.40% and -7.09%, respectively, for the August quarter. (Investment results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.) These total returns trailed the +1.75% total return generated for the unmanaged Standard & Poor's 500 (S&P 500) Index, the -1.65% total return of the US ten-year Treasury note and the -5.86% total return for real estate stocks as measured by the unmanaged Morgan Stanley Real Estate Investment Trust (REIT) Index for the same three-month period.

We are disappointed that real estate stocks could not maintain the momentum that had begun in the second quarter of 1999, but we remain optimistic based upon low relative valuations and high current dividend yields obtainable within the sector. While our value-oriented stock selection has not benefited performance, we believe it will help our relative performance improve moving forward.


Market Review
After such a strong second quarter, we were optimistic that investor interest in the sector would be rekindled and would support positive cash flows into the stocks. This did not happen. Instead, negative cash flows forced many REIT fund managers to sell real estate stocks, contributing to more difficult quarterly results. However, from a fundamental real estate standpoint, we remain bullish. On the supply side, overall new construction has remained at moderate levels, roughly meeting new demand. We believe capital markets will act as an effective governor of capital and restrain new construction before serious new supply problems develop. This thesis will be tested from time to time and from market to market, but we believe it should provide the discipline necessary to enable REITs to continue to grow their funds from operation (FFO) at high single digit rates for an extended period.

On the demand side, the economy continues to surprise most observers with its resilience. After the financial crisis last fall, most economists expected a marked slowdown. This really never developed, and most signs point to continued growth. This should be good news for real estate, since it is likely to provide for continued space demand in virtually all property types. Interestingly, Merrill Lynch Global Securities Research and Economics Group believes that the rate of inflation, which bottomed in 1998, will begin to grow as global disinflationary pressures abate. Many in the real estate industry believe that while this may be bad for most financial assets, it would be helpful to real estate assets. While it may make new development more expensive, raising the rent-pricing umbrella, it could also cause the economy and ultimately space demand to slow down, and should therefore be viewed as a double-edged sword.

From a valuation standpoint, REITs are almost as inexpensive as they have ever been. From a multiple of earnings perspective, REITs appear very reasonably priced compared to the broad market. Similarly, REIT dividend yields dwarf those of the S&P 500 and utility stocks, especially on a historic basis. However, strong economic growth has enabled many non-REIT stocks to post much stronger earnings growth than previously expected. This may have bolstered investors' confidence in valuations of non-REIT stocks, encouraging them to invest further in these stocks. For their part, REITs continued to make good progress on the earnings front, posting same store gains (percentage change in net operating income per square foot at a store open for more than one year) in the 4%--6% range. This, along with leverage, resulted in FFO growth averaging 10%. Nevertheless, the rotation into REIT stocks witnessed last quarter clearly did not continue this quarter.


Merrill Lynch Real Estate Fund, Inc.
August 31, 1999


According to the National Association of Real Estate Investment Trusts, property acquisitions by REITs have fallen 80% from a year ago in the second quarter to $2.7 billion. Going forward, the idea for REITs will be to sell "expensive" property and buy "cheap" stock. We expect to see significant share repurchase announcements and/or going private transactions in the near future. While we have seen Irvine Apartments return to the private sector, and Berkshire Realty and Sunstone Hotel Investors have both announced management-led buyout bids, we expect more transactions of this type. More recently, Burnham Pacific Properties has created more negative press for the REIT sector by spurning a private market bid nearly 20% above the then-current stock price and subsequently granting large golden parachutes to the top executives.

On a more positive note, it looks like any action on a REIT modernization bill would likely enable REITs to provide more services to their tenants. Ultimately, this could help bolster earnings growth rates. Also, Senate Bill 1500 could prove to be a positive catalyst for the battered healthcare sector. Early drafts indicate that about one-half of the funding cut brought about by the Medicare prospective payment system (PPS) could be restored. This could enable the nursing home operators to survive and continue making payments to the healthcare REITs that own properties. We have recently added to our Meditrust Companies position, which has performed very poorly this year. Though we underestimated the potential stock price impact of PPS concerns (combined with a cyclical downturn in the hotel business), we believe current valuations more than discount future prospects. Despite our historic bias against healthcare real estate companies, we view the current dislocation in the stock market as an opportunity to increase our stake in this area.


Portfolio Strategy
We continued to pursue our barbell approach, emphasizing the office and triple net lease stocks as our aggressive and defensive holdings, respectively, while we remained underweight in the apartment and retail sectors. During the coming months, we expect to sell additional retail holdings to make room for healthcare and other new issues. This is based on our belief that as news of tremendous Internet sales growth is disseminated, the retail names will have a tough time making much progress.

Overall, our portfolio continues to exhibit what we view as attractive characteristics. At August 31, 1999, the average stock in the portfolio paid a dividend of 8.7% and traded at 8.7 times expected FFO, with 14% growth anticipated next year. In spite of what has been a long year, we remain very optimistic about the future. We believe this may be an excellent time for investors to buy REITs at prices generally below net asset value. In our opinion, the stable income streams generated by these sound companies will lead to growing dividends for many years to come.


In Conclusion
We thank you for your continued investment in Merrill Lynch Real
Estate Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,




(Terry K. Glenn)
Terry K. Glenn
President and Director



(Jay Willoughby)
Jay Willoughby
Senior Vice President and Portfolio Manager




October 8, 1999





Merrill Lynch Real Estate Fund, Inc.
August 31, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                        -10.78%        -15.47%
Inception (12/26/97)
through 6/30/99                           - 7.33         -10.58

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/99                        -11.59%        -14.99%
Inception (12/26/97)
through 6/30/99                           - 8.20         - 9.95

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/99                        -11.68%        -12.53%
Inception (12/26/97)
through 6/30/99                           - 8.25         - 8.25

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                        -10.93%        -15.61%
Inception (12/26/97)
through 6/30/99                           - 7.52         -10.77

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Real Estate Fund, Inc.
August 31, 1999


PERFORMANCE DATA (concluded)

Recent Performance Results*
                                                      3 Month          12 Month    Since Inception
As of August 31, 1999                               Total Return     Total Return    Total Return
ML Real Estate Fund, Inc. Class A Shares                -7.14%           +2.86%         -15.05%
ML Real Estate Fund, Inc. Class B Shares                -7.40            +1.85          -16.49
ML Real Estate Fund, Inc. Class C Shares                -7.40            +1.74          -16.55
ML Real Estate Fund, Inc. Class D Shares                -7.09            +2.59          -15.37

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 12/26/97.



PORTFOLIO INFORMATION


As of August 31, 1999

                                 Percent of
Ten Largest Holdings             Net Assets

Capital Automotive                   8.9%
Prison Realty Corporation            7.4
TrizecHahn Corporation               6.8
Entertainment Properties Trust       5.9
Mission West Properties Inc.         5.7
Prentiss Properties Trust            5.0
Prime Retail, Inc.                   5.0
JP Realty, Inc.                      4.2
Equity Office Properties Trust       3.7
Meditrust Companies                  3.7



Portfolio Changes for the Quarter
Ended August 31, 1999

Additions

Mission West Properties Inc.
Reckson Associates Realty Corporation

Deletions

Kilroy Realty Corporation
Parkway Properties, Inc.
Security Capital Group Incorporated (Class B)
Tower Realty Trust, Inc.



Merrill Lynch Real Estate Fund, Inc.
August 31, 1999

SCHEDULE OF INVESTMENTS
                   Shares                                                                                      Percent of
Industries          Held                  Real Estate Investment Trusts                 Cost          Value    Net Assets
Apartments         20,000        Camden Property Trust                           $    530,825     $    555,000       1.1%
                   10,000        Summit Properties Inc.                               174,966          198,750       0.4
                                                                                 ------------     ------------     ------
                                                                                      705,791          753,750       1.5

Diversified/      350,000        Capital Automotive                                 4,903,763        4,331,250       8.9
Mixed Use         189,800        Entertainment Properties Trust                     3,424,132        2,906,313       5.9
                   35,000        Glenborough Realty Trust Incorporated                591,750          605,938       1.2
                    5,000        National Golf Properties, Inc.                       122,175          111,875       0.2
                  275,000        Prison Realty Corporation                          5,181,569        3,592,187       7.4
                                                                                 ------------     ------------     ------
                                                                                   14,223,389       11,547,563      23.6

Factory Outlets   325,000        Prime Retail, Inc.                                 3,208,524        2,437,500       5.0

Health Care       200,000        Meditrust Companies                                4,233,082        1,787,500       3.7

Hotels & Motels    10,000        Hospitality Properties Trust                         268,125          268,750       0.6
                   50,000        Host Marriott Corporation                            594,687          462,500       0.9
                                                                                 ------------     ------------     ------
                                                                                      862,812          731,250       1.5

Office Property    20,000        CarrAmerica Realty Corporation                       536,494          460,000       0.9
                   70,000        Crescent Real Estate Equities Company              2,168,895        1,452,500       3.0
                   70,000        Equity Office Properties Trust                     2,044,169        1,789,375       3.7
                   25,000        Highwoods Properties, Inc.                           829,199          620,313       1.3
                   30,000        Liberty Property Trust                               722,112          735,000       1.4
                   15,000        Mack-Cali Realty Corporation                         436,050          425,625       0.9
                  350,000        Mission West Properties Inc.                       2,887,500        2,800,000       5.7
                  108,000        Prentiss Properties Trust                          2,430,151        2,450,250       5.0
                   33,456        Reckson Associates Realty Corporation                903,312          727,668       1.5
                                                                                 ------------     ------------     ------
                                                                                   12,957,882       11,460,731      23.4

Regional Malls    115,000        Glimcher Realty Trust                              2,265,050        1,753,750       3.6
                  105,000        JP Realty, Inc.                                    2,230,116        2,034,375       4.2
                   70,000        Simon Property Group, Inc.                         1,750,700        1,785,000       3.6
                                                                                 ------------     ------------     ------
                                                                                    6,245,866        5,573,125      11.4

Shopping Centers   30,000        Developers Diversified Realty Corporation            475,875          448,125       0.9
                   30,000        New Plan Excel Realty Trust                          560,250          568,125       1.2
                   30,000        Philips International Realty Corp.                   517,750          465,000       0.9
                   75,000        Regency Realty Corporation                         1,798,288        1,575,000       3.2
                                                                                 ------------     ------------     ------
                                                                                    3,352,163        3,056,250       6.2

Storage            50,000        Public Storage, Inc.                               1,344,550        1,300,000       2.6
                   35,000        Storage USA, Inc.                                  1,317,577        1,012,812       2.1
                                                                                 ------------     ------------     ------
                                                                                    2,662,127        2,312,812       4.7

Warehouse/         40,000        AMB Property Corporation                             891,925          860,000       1.8
Industrial         18,000        Cabot Industrial Trust                               331,650          363,375       0.7
                   63,100        Pacific Gulf Properties, Inc.                      1,327,745        1,380,312       2.8
                   10,000        ProLogis Trust                                       200,700          196,250       0.4
                                                                                 ------------     ------------     ------
                                                                                    2,752,020        2,799,937       5.7

                                 Total Real Estate Investment Trusts               51,203,656       42,460,418      86.7



Merrill Lynch Real Estate Fund, Inc.
August 31, 1999

SCHEDULE OF INVESTMENTS (concluded)
                   Shares                                                                                      Percent of
Industries          Held                  Common Stocks                                Cost          Value     Net Assets
Diversified/      170,000        TrizecHahn Corporation                          $  3,797,483     $  3,315,000       6.8%
Mixed Use       1,300,000        Wihlborgs Fastigheter AB (Class B)                 1,435,434        1,395,391       2.8
                                                                                 ------------     ------------     ------
                                                                                    5,232,917        4,710,391       9.6

Health Care        25,000        Assisted Living Concepts, Inc.                        80,938           70,313       0.2
                   40,000        Sunrise Assisted Living, Inc.                      1,334,501          997,500       2.0
                                                                                 ------------     ------------     ------
                                                                                    1,415,439        1,067,813       2.2

Hotels & Motels    10,000        Promus Hotel Corporation                             243,100          290,625       0.6

                                 Total Common Stocks                                6,891,456        6,068,829      12.4

Total Investments                                                                $ 58,095,112       48,529,247      99.1
                                                                                 ============
Other Assets Less Liabilities                                                                          418,872       0.9
                                                                                                  ------------     ------
Net Assets                                                                                        $ 48,948,119     100.0%
                                                                                                  ============     ======


Net Asset Value:       Class A--Based on net assets of $5,058,224 and
                                637,285 shares outstanding                                        $       7.94
                                                                                                  ============
                       Class B--Based on net assets of $30,828,902 and 3,889,052
                                shares outstanding                                                $       7.93
                                                                                                  ============
                       Class C--Based on net assets of $6,734,656 and 850,035
                                shares outstanding                                                $       7.92
                                                                                                  ============
                       Class D--Based on net assets of $6,326,337 and 797,268
                                shares outstanding                                                $       7.94
                                                                                                  ============


Merrill Lynch Real Estate Fund, Inc.
August 31, 1999


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Steven B. Swensrud, Director
Arthur Zeikel, Director
Robert C. Doll, Senior Vice President
Jay L. Willoughby, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863